   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON NOVEMBER 15, 2000.


                                                      REGISTRATION NO. 333-48358
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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------


                                AMENDMENT NO. 2

                                       TO

                                    FORM S-3
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                            ------------------------

                                  ARQULE, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                         DELAWARE                                                   04-3221586
               (STATE OR OTHER JURISDICTION                                      (I.R.S. EMPLOYER
             OF INCORPORATION OR ORGANIZATION)                                IDENTIFICATION NUMBER)

                              19 PRESIDENTIAL WAY
                          WOBURN, MASSACHUSETTS 01801
                                 (781) 994-0300
         (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING
            AREA CODE, OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)
                            ------------------------

                              DR. STEPHEN A. HILL
                     PRESIDENT AND CHIEF EXECUTIVE OFFICER
                                  ARQULE, INC.
                              19 PRESIDENTIAL WAY
                          WOBURN, MASSACHUSETTS 01801
                                 (781) 994-0300
           (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER,
                   INCLUDING AREA CODE, OF AGENT FOR SERVICE)

                                WITH COPIES TO:

                  MICHAEL E. LYTTON, ESQ.                                    JONATHAN L. KRAVETZ, ESQ.
                    PALMER & DODGE LLP                          MINTZ, LEVIN, COHN, FERRIS, GLOVSKY AND POPEO, P.C.
                     ONE BEACON STREET                                         ONE FINANCIAL CENTER
             BOSTON, MASSACHUSETTS 02108-3190                               BOSTON, MASSACHUSETTS 02111
                      (617) 573-0100                                              (617) 542-6000

                            ------------------------

    APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after the effective date of this Registration Statement.

    If the only securities being registered on this form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [ ]

    If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [ ]

    If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ] _________

    If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ] _________

    If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]

THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.

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                                EXPLANATORY NOTE



The sole purpose of this amendment is to file Exhibit 1.1 Form of Underwriting Agreement.


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PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 14. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

The expenses to be borne by the Company in connection with the securities being registered are as follows:

SEC registration fee........................................    $ 14,353
NASD Filing Fee.............................................       6,000
Accounting fees and expenses................................      25,000
Legal fees and expenses.....................................      30,000
Printing and photocopying expenses..........................      75,000
Miscellaneous expenses......................................       4,647
                                                                --------
    Total...................................................    $155,000
                                                                ========

All of the above figures, except the SEC registration, are estimates.

ITEM 15. INDEMNIFICATION OF DIRECTORS AND OFFICERS

Section 145 of the Delaware General Corporation Law grants the Company the power to indemnify each person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative by reason of the fact that he is or was a director, officer, employee or agent of the Company, or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company, and with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful, provided, however, no indemnification shall be made in connection with any proceeding brought by or in the right of the Company where the person involved is adjudged to be liable to the Company except to the extent approved by a court. Article V of our Amended and Restated By-laws provides that the Company shall, to extent legally permitted, indemnify each person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding by reason of the fact that he is or was, or has agreed to become, a director or officer of the Company, or is or was serving, or has agreed to serve, at the request of the Company, as a director, officer or trustee of, or in a similar capacity with, another corporation, partnership, joint venture, trust or other enterprise. The indemnification provided for in Article V is expressly not exclusive of any other rights to which those seeking indemnification may be entitled under any law, agreement or vote of stockholders or disinterested directors or otherwise, and shall inure to the benefit of the heirs, executors and administrators of such persons. Article V also provides that the Company shall have the power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Company, or is or was serving at the request of the Company, as a director, officer or trustee of, or in a similar capacity with, another corporation, partnership, joint venture, trust or other enterprise, against any liability asserted against and incurred by such person in any such capacity.

Pursuant to Section 102(b)(7) of the Delaware General Corporation Laws, Section 7 of Article FIFTH of our Restated Certificate eliminates a director's personal liability for monetary damages to the Company and its stockholders for breaches of fiduciary duty as a director, except in circumstances involving a breach of a director's duty of loyalty to the Company or its stockholders, acts or omissions not in good faith,

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
PART II
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intentional misconduct, knowing violations of the law, self-dealing or the unlawful payment of dividends or repurchase of stock.

ITEM 16. EXHIBITS

See the Exhibit Index immediately following the signature page.

ITEM 17. UNDERTAKINGS

(a) The undersigned hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant's annual report pursuant to section 13(a) or section 15(d) of the Securities Exchange Act of 1934 that is incorporated by reference in this registration statement shall be deemed to be a new registration statement relating to the securities offered therein and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(b) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers or controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

(c) The undersigned registrant hereby undertakes that:

     (1) For purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the registrant pursuant to Rule 424(b)(1) or
     (4) or 497(h) under the Securities Act of 1933 shall be deemed to be part of this Registration Statement as of the time it was declared effective.

     (2) For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new Registration Statement relating to the securities offered therein and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

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Signatures


PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, AS AMENDED, THE REGISTRANT HAS DULY CAUSED THIS AMENDMENT NO. 2 TO THE REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE CITY OF WOBURN, COMMONWEALTH OF MASSACHUSETTS, ON NOVEMBER 15, 2000.


                                         ArQule, Inc.

                                         By:                  *
                                          --------------------------------------
                                                     Stephen A. Hill
                                          President and Chief Executive Officer


PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, AS AMENDED, THIS AMENDMENT NO. 2 TO THE REGISTRATION STATEMENT HAS BEEN SIGNED BELOW BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATES INDICATED.



                   SIGNATURE                                       TITLE                         DATE
------------------------------------------------------------------------------------------------------------
*                                                   President and Chief Executive          November 15, 2000
------------------------------------------------    Officer (Principal Executive
Stephen A. Hill                                     Officer)

*                                                   Senior Vice President of Research      November 15, 2000
------------------------------------------------    and Development, Chief Scientific
Philippe Bey                                        Officer

*                                                   Vice President, Chief Financial        November 15, 2000
------------------------------------------------    Officer and Treasurer (Principal
David C. Hastings                                   Financial Officer and Principal
                                                    Accounting Officer)

*                                                   Director                               November 15, 2000
------------------------------------------------
Laura Avakian

*                                                   Director                               November 15, 2000
------------------------------------------------
Werner Cautreels


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                                                                           II- 3

                   SIGNATURE                                       TITLE                         DATE
------------------------------------------------------------------------------------------------------------
*                                                   Director                               November 15, 2000
------------------------------------------------
Ariel Elia

*                                                   Director                               November 15, 2000
------------------------------------------------
L. Patrick Gage

*                                                   Director                               November 15, 2000
------------------------------------------------
Tuan Ha-Ngoc

*                                                   Director                               November 15, 2000
------------------------------------------------
Michael Rosenblatt



*By: /s/ MICHAEL LYTTON

     --------------------------------------------------

     Michael Lytton

     Attorney-in-fact

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
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Exhibit Index


NUMBER                           DESCRIPTION
---------------------------------------------------------------------
  1.1    Form of Underwriting Agreement. Filed herewith.

  4.1 Specimen Common Stock Certificate. Filed as Exhibit 4.1 to our Registration Statement on Form S-1 (File No. 333-11105) and incorporated herein by reference.

  5.1    Opinion of Palmer & Dodge LLP. Previously filed.

 10.1+ Compound Discovery Collaboration Agreement between ArQule and Genome Therapeutics Corporation dated October 17, 2000.
         Previously filed.

 23.1    Consent of Counsel (contained in opinion of Palmer & Dodge
         LLP filed as Exhibit 5.1).

 23.2    Consent of PricewaterhouseCoopers LLP. Previously filed.

 24 Power of Attorney. Included on signature page to Registration Statement filed October 20, 2000.


-------------------------

+ This Exhibit has been filed separately with the Commission pursuant to an application for confidential treatment. The confidential portions of this Exhibit have been omitted and are marked by an asterisk.

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